UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))&
[ ]	Definitive Information Statement

CROE, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

CROE, INC.

23805 Stuart Ranch Road, Suite 235

Malibu, CA

(424) 288-9955

Notice of Action by Written Consent of Majority Stockholders

We are not asking you for a proxy and you are requested not to send us a proxy

This is not a notice of a meeting of stockholders and no stockholders meeting will be held to consider any matter described herein.

To the Holders of Common Stock of Croe, Inc.:

The accompanying Information Statement is being furnished to the holders of shares of common stock of Croe, Inc., a Utah corporation (the “Company”). The Board of Directors of the Company (the “Board”) is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you of actions already approved and/or taken by written consent of a majority of the voting stockholders of the Company (the “Majority Stockholders”) and the Board:

1.	To approve the change in our corporate domicile from the State of Utah to the State of Nevada (the “Conversion”);

2.	To approve the proposed Articles of Incorporation of the Company reflecting a change in our name to “The Crypto Company” (the “Proposed Name Change”);

3.	To approve the adoption of the 2017 The Crypto Company Equity Incentive Plan (the “2017 Equity Incentive Plan”); and

4.	To ratify the appointment of Hall & Company, Inc. as our independent auditor for fiscal year 2017 (the “Auditor Ratification”).

As of August 24, 2017 (the “Record Date”), the Company’s authorized capitalization consisted of 50,000,000 shares our common stock, par value $0.001 per share (the “Common Stock”), of which 18,409,114 shares were issued and outstanding. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. The Conversion, Proposed Name Change, 2017 Equity Incentive Plan and Auditor Ratification (collectively, the “Corporate Actions”) were approved by the Board and the stockholders pursuant to a written consent (the “Written Consent”) of a majority of stockholders holding 88.7% of the outstanding shares of Common Stock, as of the Record Date. The Written Consent was taken pursuant to Section 16-10a-704 of the Utah Revised Business Corporation Act and our bylaws, each of which permits that any action which may be taken at a meeting of the stockholders may also be taken by the written consent of the holders of the numbers of shares of capital stock required to approve the action at a meeting.

Stockholders of record as of the Record Date are entitled to receive this notice and Information Statement.

This filing is being made as a matter of record only and is being provided to you pursuant to Rule 14c-2 under the Exchange Act of 1934, as amended (the “Exchange Act”). It contains a description of the Corporate Actions, as well as summary information regarding other transactions that may be covered by this Information Statement. We encourage you to read the Information Statement thoroughly. You may also obtain other information about us from publicly available documents filed with the Securities and Exchange Commission (the “SEC”).

The proposed Corporate Actions remain subject to the parties’ receipt of necessary regulatory approvals. In addition, under Rule 14c-2(b) of the Exchange Act, the Corporate Actions approved on behalf of the Company’s stockholders by the Written Consent may be consummated no earlier than 20 calendar days following the date on which the Definitive Information Statement on Schedule 14C is first mailed to the Company’s stockholders. It is anticipated that the Corporate Actions will be consummated as soon as practicable after the expiration of such 20-day period.

By Order of the Board of Directors,

/s/ Michael Poutre
Michael Poutre
Chief Executive Officer and Chairman of the Board
August 25, 2017

CROE, INC.

23805 Stuart Ranch Road, Suite 235

Malibu, CA

(424) 288-9955

INFORMATION STATEMENT

August 25, 2017

Action by Written Consent of Majority Stockholders

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock of Croe, Inc., a Utah corporation (the “Company”), to notify the Stockholders that on August 24, 2017, the Board of Directors of the Company (the “Board”) and certain Stockholders (the “Majority Stockholders”) holding 88.7% of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”), as of August 24, 2017 (the “Record Date”), approved and authorized the Company to: (i) change the Company’s corporate domicile from the State of Utah to the State of Nevada (the “Conversion”); (ii) file the Company’s articles of incorporation reflecting a change in our name from “Croe, Inc.” to “The Crypto Company” (the “Proposed Name Change”); (iii) adopt the 2017 The Crypto Company Equity Incentive Plan (the “2017 Equity Incentive Plan”); and (iv) appoint Hall & Company, Inc. (“Hall”) as the Company’s independent auditor for fiscal year 2017 (the “Auditor Ratification” and, collectively with the other proposed actions, the “Corporate Actions”). The Corporate Actions were also unanimously approved by our Board.

All references to “we,” “us,” “our,” the “Registrant” and/or the “Company” shall mean Croe, Inc., a Utah corporation.

THE CORPORATE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CORPORATE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE CHANGES THAT WILL OCCUR IF THE CORPORATE ACTIONS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE CORPORATE ACTIONS AND THE BACKGROUND OF THESE TRANSACTIONS.

This Information Statement has been prepared by our management and reviewed by our legal counsel. The entire cost of furnishing this Information Statement is borne by the Company. We may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for any out-of-pocket expenses incurred in forwarding such material.

The Corporate Actions will not become effective until at least 20 calendar days following the original date of mailing of this Information Statement to our stockholders

SUMMARY INFORMATION IN QUESTION AND ANSWER FORMAT

The following information in question and answer format summarizes many of the material terms of the Corporate Actions. For a complete description of the terms and conditions of the Corporate Actions, you are advised to carefully read this entire Information Statement and the other documents referred to herein.

Why did I receive this Information Statement?

Applicable laws require us to provide you with information regarding the Corporate Actions even though your vote is neither required nor requested for the Corporate Actions to become effective.

Why am I not being asked to vote on the Corporate Actions?

The holders of a majority of the issued and outstanding shares of our Common Stock have already approved the Corporate Actions pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Board, is sufficient under Utah law, and no further approval by our stockholders is required.

What vote is required to approve the Corporate Actions?

Approval of the Actions requires the affirmative vote of holders of not less than a majority of the votes entitled to be cast by holders of record of the 18,409,114 issued and outstanding shares of Common Stock as of the Record Date.

Who voted in favor of the Corporate Actions?

The Majority Stockholders owning an aggregate of 16,328,738 shares of our Common Stock, representing 88.7% of the total Common Stock, issued and outstanding as of the Record Date.

What rights do stockholders have to dissent from the stockholder action?

None of the proposed Corporate Actions will trigger Stockholders’ right to dissent therefrom and obtain payment of the fair value of shares held by such Stockholders under Section 16-10a-1302 of the Utah Revised Business Corporation Act.

What do I need to do now?

Nothing. This Information Statement is purely for your knowledge and records. You are not required or requested to take any action.

FORWARD LOOKING STATEMENTS

This Information Statement contains or incorporates both historical and “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Words such as “anticipates,” “believes,” “expects,” “intends,” “future” and similar expressions identify forward-looking statements. Any such forward-looking statements in this Information Statement reflect our current views with respect to future events and financial performance and are subject to a variety of factors that could cause our actual results to differ materially from historical results or from anticipated results expressed or implied by such forward-looking statements. There may be events in the future that cannot be accurately predicted or over which the Company has no control. Stockholders should be aware that the occurrence of the events described in this Information Statement or in the documents incorporated herein by reference could have a material adverse effect on our business, operating results and financial condition or ability to consummate the transaction.

The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements herein or in documents incorporated herein by reference speak only as of the date of this Information Statement or the applicable document incorporated herein by reference (or such earlier date as may be specified therein), as applicable, are based on current assumptions and expectations or assumptions and expectations as of the date of the document incorporated herein by reference, and are subject certain risk factors, among other things, and involve risks, events, circumstances, uncertainties and assumptions, many of which are beyond our ability to control or predict. You should not place undue reliance on these forward-looking statements. We do not intend to, and do not undertake an obligation to, update these forward-looking statements in the future to reflect future events or circumstances, except as required by applicable securities laws and regulations. The results presented for any period may not be reflective of results for any subsequent period.

You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf, and all future written and oral forward-looking statements attributable to us or any other matters, are expressly qualified in their entirety by the foregoing cautionary statements.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the Corporate Actions approved by the Board and the Majority Stockholders.

In accordance with Sections 16-10a-821 and 16-10a-704 of the Utah Revised Business Corporation Act, the actions described more particularly below were taken based upon the recommendation and approval by the Company’s Board and the consent of the Majority Stockholders.

ACTION 1 - APPROVAL OF THE CHANGE IN CORPORATE DOMICILE

FROM THE STATE OF UTAH TO THE STATE OF NEVADA

On August 24, 2017, the Board adopted a resolution declaring it advisable and in the best interests of the Company and its Stockholders to change the Company’s corporate domicile from Utah to Nevada (the “Conversion”). The Company intends to effect the Conversion in compliance with the Utah Revised Business Corporation Act (the “URBC”) and the Nevada Revised Statutes (“NRS”), on or before December 31, 2017, in the sole and absolute discretion of the Board (the “Effective Date”). By written consent, dated as of August 24, 2017, the Majority Stockholders approved and adopted resolutions to effectuate the Conversion and to make the applicable filings, as described below.

The Company, after giving effect to the Conversion, is herein referred to as the “Nevada Company”.

The Plan of Conversion

The Company intends to effect the Conversion as of the Effective Date by filing (i) Articles/Statement of Conversion with the Secretary of State of the State of Utah, a form of which is attached as Exhibit A of this Information Statement; and (ii) Articles of Conversion and a Plan of Conversion with the Secretary of State of the State of Nevada, forms of which are attached as Exhibits B and C of this Information Statement, respectively. The Company will convert into a Nevada corporation, with all of the assets, rights, privileges and powers of the Company, and all property owned by the Company, all debts due to the Company, as well as all other causes of action belonging to the Company, remaining vested in the Nevada Company. The Company would remain as the same entity following the Conversion with the same federal tax identification number.

At the Effective Time of the Conversion, the Company will be governed by the Nevada Articles of Incorporation, the bylaws of the Nevada Company (the “Nevada Bylaws”) and the NRS.

The Board of Directors of the Company will continue to serve as the Board of the Nevada Company following the Conversion. Additionally, the individuals serving as executive officers of the Company immediately prior to the Conversion will continue to serve as executive officers of the Nevada Company, without a change in title or responsibilities.

Each outstanding share of the Company’s Common Stock will automatically be converted into one share of Common Stock of the resulting Nevada corporation. Any other employee benefit arrangements of the Company including, but not limited to, any equity incentive plans with respect to any issued unvested restricted stock, will, by operation of law, be assumed by the resulting Nevada corporation upon the terms and subject to the conditions specified in such plans.

Certificates currently issued for shares in the Company will automatically represent shares in the Nevada Company upon completion of the Conversion, and Stockholders will not be required to exchange stock certificates as a result of the Conversion.

Other than the change in corporate domicile, the Conversion will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of the Company’s current employees, including management. The consolidated financial condition and results of operations of the Company immediately after consummation of the Conversion will be the same as those of the Company immediately prior to the consummation of the Conversion. In addition, the Conversion will not affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Company as a Nevada corporation.

Our Board believes that the Conversion will, among other things:

●	Relocate our jurisdiction of organization to one that has a body of law more familiar to our officers, our employees, our board of directors, our stockholders and potential investors; and

●	Provide legal, administrative and other similar efficiencies, as well as provide a basis for further efficiencies in the event we undertake to simplify our overall corporate structure.

Nevada Company Articles of Incorporation and Bylaws

Approval by Stockholders of the Conversion will automatically result in the adoption of all the provisions set forth in the Nevada Company Articles of Incorporation and Bylaws. Forms of the Nevada Company Articles of Incorporation and Bylaws are attached to this Information Statement as Exhibits D and E, respectively.

Comparison of Stockholder Rights Before and After the Conversion

Due to differences between the URBC and the NRS, the Conversion will result in certain changes in the rights of our Stockholders. Summarized below are the most significant differences between the rights of our Stockholders before and after the Conversion as a result of the differences between the URBC and the NRS. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the URBC, the NRS and both our prior Utah and subsequent Nevada charter documents.

UTAH	NEVADA

Actions by Stockholders without a Meeting

URBC provides that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. Unless the written consents of all stockholders entitled to vote have been obtained, notice of any stockholder approval without a meeting shall be given at least 10 days before the consummation of the transaction, action, or event authorized by the stockholder action.

Unless otherwise provided in the articles or bylaws, any action required or permitted to be taken at a meeting may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion is required for such action, then that proportion of written consents is required.

In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given. The written consent must be filed with the minutes of the stockholders’ proceedings.

Removal of Directors

The stockholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. A director may be removed by the stockholders only at a meeting called for the purpose of removing the director and the meeting notice must state that purpose, or that one of the purposes of the meeting is removal of the director.	The NRS allows for the removal, with or without cause, of any or all members of the Board by the vote of the holders of at least two-thirds of shares entitled to vote.

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Indemnification

Unless a corporation’s articles of incorporation provide otherwise, an officer of the corporation is entitled to mandatory indemnification under URBC and is entitled to apply for court-ordered indemnification under URBC.	Consistent with the NRS, our Articles of Incorporation and Bylaws will provide that our officers and directors are to be indemnified to the fullest extent permitted by Nevada law. Under the NRS, directors and officers are not individually liable to a corporation or its stockholders for an act or omission unless it is proven that 1) the act of failure to act constituted a breach of fiduciary duty and 2) the breach of those duties involved misconduct, fraud or a knowing violation of law.
Notice of Stockholder Meeting

The URBC provide that notice of stockholder meeting be given not less than 10, nor more than 60 days prior to the meeting.	The NRS provide that notice of stockholder meetings be given not less than 10, nor more than 60 days prior to the meeting.

Record Date

The URBC provide the record date for determining stockholders entitled to notice of and to vote at an annual or special stockholders’ meeting is the close of business on the day before the first notice is delivered to stockholders. A record date may not be more than 70 days before the meeting or action requiring determination of stockholders. A determination of stockholders entitled to notice of or to vote at a stockholders’ meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.	The NRS permit the Board to set a record date for stockholders entitled to vote at any stockholder meeting which record date is not to be more than 60 days nor less than 10 days before the meeting. In the event action is to be taken by written consent, the Board may adopt a record date for such consent no sooner than the date on which the Board takes action or later than the date 10 days following the Board action, or if no record date is determined by the Board, the record date for the action by written consent will be the date on which Board approval of the matter was obtained, or if no Board approval was required, the first date on which an action on such matter is delivered by a stockholder.

Amendment to Articles of Incorporation

In accordance with URBC, amendments to the Utah Articles of Incorporation require that the board of directors must recommend the amendment to the stockholders, must give notice of a special meeting to approve the amendment, and the stockholders entitled to vote on the amendment must approve the amendment.	In accordance with the NRS, amendments to the Nevada Articles of Incorporation generally require that the Board adopt a resolution setting forth the amendment and submitting it to a vote of the stockholders (i.e., stockholders are not entitled to enact an amendment to the Nevada Articles of Incorporation without any Board action).

Amendment to Bylaws

Under URBC, a corporation’s board of directors may amend the corporation’s Bylaws at any time, except to the extent that the articles of incorporation, the bylaws, or URBC reserve this power exclusively to the stockholders, in whole or part. A corporation’s stockholders may amend the corporation’s bylaws at any time, even though the bylaws may also be amended at any time by the board of directors.	The stockholders of a Nevada company may adopt, amend or repeal its Bylaws. Our Nevada Articles of Incorporation provide that the Board also may amend, restate or repeal its Bylaws. The fact that such power has been so conferred upon the Board does not divest the stockholders of the power, nor limit the stockholders’ power to adopt, amend or repeal Bylaws.

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Dividends

A dividend of shares may be issued pro rata to the stockholders of one or more classes or series of shares. Shares of one class or series may not be issued as a share dividend in respect of shares of another class or series unless the articles of incorporation so authorize, the majority of the votes entitled to be cast by the outstanding shares of the class or series to be issued approve the issue, or there are no outstanding share of the class or series to be issued.

A board of directors may authorize and the corporation may make distributions to its stockholders subject to any restriction in the articles of incorporation except that no distribution may be made if, after giving it effect, the corporation would not be able to pay its debts as they become due in the usual course of business or if the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders who preferential rights are superior to those receiving the distribution.

The Articles of Incorporation of a Nevada company permit the payment of dividends on its outstanding shares in all instances other than where the Corporation would be unable to pay its debts as they become due in the usual course of business.

Corporate Records (Form of Records)

A corporation shall keep a copy of the following records at its principal office:	The NRS requires that certified copies of the Corporation’s Articles of Incorporation and Bylaws and a copy of its stock ledger be kept at the offices of the Corporation’s resident agent in the State of Nevada.
(a) its articles of incorporation currently in effect;

(b) its bylaws currently in effect;

(c) the minutes of all stockholders’ meetings, and records of all action taken by stockholders without a meeting, for the past three years;

(d) all written communications within the past three years to stockholders as a group or to the holders of any class or series of shares as a group;

(e) a list of the names and business addresses of its current officers and directors;

(f) its most recent annual report delivered to the division under URBC; and

(g) all financial statements prepared for periods ending during the last three years that a stockholder could request under URBC.

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Examination of Books and Records

A stockholder or director of a corporation is entitled to inspect and copy, during regular business hours at the corporation’s principal office, if he gives the corporation written notice of the demand at least five business days before the date on which he wishes to inspect and copy. Items to which a stockholder or director is entitled to inspect and copy include excerpts from: (i) minutes of any meeting, records of any action taken by the board of directors, or by a committee of the board of directors while acting on behalf of the corporation in place of the board of directors; (ii) minutes of any meeting of the stockholders; (iii) records of any action taken by the stockholders without a meeting; and (iv) waivers of notices of any meeting of the stockholders, of any meeting of the board of directors, or of any meeting of a committee of the board of directors; (v) accounting records of the corporation; and (vi) the record of stockholders. A stockholder or director is entitled to inspect and copy records only if (a) the demand is made in good faith and for a proper purpose; (b) the stockholder or director describes with reasonable particularity his purpose and the records he desires to inspect; and (c) the records are directly connected with his purpose. The corporation may not abolish this right of inspection.	Under the NRS, any stockholder of record for more than 6 months or person authorized by the holder(s) of at least 5% of the Corporation’s outstanding shares may, upon 5 days’ written demand, inspect the copies of the Articles of Incorporation, Bylaws or stock ledger at the offices of the resident agent, except that the Corporation may deny any such right to any person that refuses to provide an affidavit that the inspection is not desired for a purpose other than the business of the corporation and the person has not sold or offered for sale any list of stockholders of any corporation or aided another in procuring such a list for any purpose. In addition, any holder(s) of record of at least 15% of the Corporation’s outstanding shares, or person authorized by them, may, upon 5 days’ written demand, inspect and make copies of the books of account and all financial records of the Corporation, and conduct an audit of such records, except that the Corporation may deny such right to any person that refuses to provide an affidavit that such inspection, copies or audit is not desired for any purpose not related to such person’s interests as a stockholder.

Dissenters’ and Appraisal Rights

A stockholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of (i) a consummation of a plan of merger for which stockholder approval is required, (ii) upon consummation of a share exchange in which the corporation’s shares will be acquired, (iii) upon the sale, lease or exchange, or disposition of all or substantially all of the property of the corporation for which a stockholder vote is required.	Except as specifically provided in a corporation’s articles or bylaws, the NRS provides appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations. Thus, unless otherwise specifically provided in a corporation’s article’ or bylaws, under the NRS, stockholders have no appraisal rights in a sale, lease or exchange of all or substantially all of a corporation’s assets.

Reacquisition of Stock by the Corporation

A corporation may acquire its own shares and shares so acquired constitute authorized but unissued shares.	A Nevada company may acquire its own shares. The stock issued by the company is fully paid and after being reacquired by the company, it has the status of “treasury shares,” if the Board does not by resolution retire the reacquired shares to authorized but unissued stock of the company.

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Control Share Acquisition Statute

The URBC does not contain any control share acquisition provisions.

The NRS provides that under certain circumstances any person directly or indirectly acquiring a “controlling interest” in an “issuing corporation” obtains only those voting rights with respect to shares purchased within the 90-day period leading up to the attainment of “control” status as are approved by the disinterested stockholders of the corporation. A “controlling interest” is deemed to be the direct or indirect power to exercise at least 20% of the voting power of the stockholders in the election of directors. An “issuing corporation” is a Nevada corporation directly or indirectly doing business in Nevada with at least 200 stockholders, of which 100 must have Nevada addresses.

An issuing corporation may adopt a provision, on or before the date 10 days following the control share acquisition, allowing the corporation to call for the redemption of an acquiring person’s shares (at their average acquisition price) if (a) the acquiring person fails to deliver certain information to the corporation within 10 days following acquisition of the controlling interest or (b) such information is delivered but the stockholders fail to confer full voting rights to the control shares.

Unless the corporation has provided otherwise in its Articles of Incorporation or Bylaws on or before the 10th day following the control share acquisition, if (a) the control shares are conferred full voting rights by the stockholders, and (b) the acquiring person has obtained a majority or more of all voting power, any disinterested stockholder not voting in favor of conferring voting rights to the control shares may demand payment for his shares at a price not less than the average acquisition price (ambiguous as to whether this means for the control person or the redeeming person). The Board must give notice and opportunity to elect to be bought out to all stockholders not voting in favor of the grant of full voting rights.

Certain United States Federal Income Tax Consequences of the Conversion

The following discussion summarizes the material United States federal income tax consequences of the Conversion that are expected to apply generally to the Company’s Stockholders. This summary is based upon current provisions of the Internal Revenue Code (the “Code”), existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change and to differing interpretations, possibly with retroactive effect.

This summary only applies to a stockholder of the Company that is a “U.S. person,” defined to include:

●	a citizen or resident of the United States; a corporation created or organized in or under the laws of the United States, or any political subdivision thereof (including the District of Columbia); and a domestic partnership;

●	an estate the income of which is subject to United States federal income taxation regardless of its source;

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●	a trust if either (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect to be treated as a United States person for United States federal income tax purposes; or

●	any other person or entity that is treated for United States federal income tax purposes as if it were one of the foregoing.

A holder of Common Stock other than a “U.S. person” as so defined is, for purposes of this discussion, a “non-U.S. person.” If a partnership holds Common Stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Common Stock, you should consult your tax advisor.

This summary assumes that holders of Common Stock hold their shares of Common Stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). No attempt has been made to comment on all United States federal income tax consequences of the Conversion that may be relevant to particular holders, including holders:

●	who are subject to special treatment under United States federal income tax rules such as dealers in securities, financial institutions, non- U.S. persons, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, or tax-exempt entities;

●	who are subject to the alternative minimum tax provisions of the Code;

●	who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions;

●	who hold their shares as qualified small business stock within the meaning of Section 1202 of the Code; or

●	who hold their shares as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy.

In addition, the following discussion does not address the tax consequences of the Conversion under state, local and foreign tax laws. Furthermore, the following discussion does not address any of the tax consequences of transactions effectuated before, after or at the same time as the Conversion, whether or not they are in connection with the Conversion. Accordingly, holders of Common Stock are advised and expected to consult their own tax advisers regarding the federal income tax consequences of the Conversion in light of their personal circumstances and the consequences of the Conversion under state, local and foreign tax laws.

The Company believes that the Conversion of the Company from a Utah corporation to Nevada corporation will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, which involves a reorganization that is a mere change in identity, form, or place of organization of a corporation. Assuming that the Conversion will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and subject to the qualifications and assumptions described in this information statement: (i) holders of Common Stock will not recognize any gain or loss as a result of the consummation of the Conversion, (ii) the aggregate tax basis of shares of the Nevada Company common stock received in the Conversion will be equal to the aggregate tax basis of the shares of the Common Stock converted therefor, and (iii) the holding period of the shares of the resulting Nevada Company Common Stock received in the Conversion will include the holding period of the shares of the Common Stock converted therefor.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE CONVERSION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE CONVERSION’S POTENTIAL TAX EFFECTS. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE CONVERSION AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

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Securities Act Consequences

At the Effective Time, the Nevada Company will be a publicly held company and will have the same periodic reporting obligations and make the same information available to its stockholders as the Company has since it became a publicly held company. Stockholders whose stock in the Company is freely tradable before the Conversion will own freely tradable shares of the Nevada Company. For purposes of computing compliance with the holding period of Rule 144 under the Securities Act, the stockholders will be deemed to have acquired their shares in the Nevada Company on the date they acquired their shares in the Company. In summary, the Nevada Company and its stockholders will be in the same respective positions under the Federal securities laws after the Effective Time of the Conversion as were the Company and its stockholders prior to the Effective Time of the Conversion.

Accounting Consequences

We believe that there will be no material accounting consequences for us resulting from the Conversion because there is no change in the entity as a result of the Conversion. Accordingly, the historical consolidated financial statements of the Company will be treated as the financial statements of the Nevada Company.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Conversion will be (i) the filing of the Articles/Statement of Conversion with the Secretary of State of the State of Utah; and (ii) the filing of the Articles of Conversion and the Plan of Conversion with the Secretary of State of the State of Nevada.

Appraisal Rights of Dissenting Stockholders

The Conversion will not create dissenters’ rights under the URBC. The Company will not independently provide stockholders with any dissenters’ rights.

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ACTION 2 – APPROVAL OF THE ARTICLES OF INCORPORATION TO AFFECT THE PROPOSED COMPANY NAME CHANGE

On August 24, 2017, the Board adopted a resolution declaring it advisable and in the best interests of the Company and its Stockholders to file Articles of Incorporation (the “Articles”) reflecting a change in Company’s name from Croe, Inc. to “The Crypto Company” with the Secretary of State of the State of Nevada. By written consent, dated as of August 24, 2017, the Majority Stockholders approved and adopted resolutions to file the Company’s Articles of Incorporation to reflect the Name Change.

Purpose of Name Change

On June 7, 2017, the Company entered into (i) a Share Purchase Agreement (the “Restricted Share Purchase Agreement”) by and among the Company, The Crypto Company, a Nevada corporation (“Crypto”), and John B. Thomas P.C., in its sole capacity as representative for certain stockholders of the Company listed on Schedule I to the Restricted Purchase Agreement; and (ii) a Share Purchase Agreement (the “Free Trading Share Purchase Agreement”, and together with the Restricted Share Purchase Agreement, the “Share Purchase Agreements”) by and among the Company, Crypto, Uptick Capital, LLC (“Uptick Capital”), and John B. Thomas P.C., in its sole capacity as representative for certain stockholders of the Company listed on Schedule I to the Free Trading Share Purchase Agreement. Pursuant to the Share Purchase Agreements, the shareholders of the Company sold an aggregate of 11,235,000 shares of Common Stock to Crypto and 100,000 shares of Common Stock to Uptick Capital, representing an aggregate of 100% of the issued and outstanding Common Stock as of such date, for aggregate proceeds of $410,000 to the selling shareholders (the “Stock Sale”).

On June 7, 2017, Crypto issued to its stockholders a stock dividend (the “Stock Dividend”) of 10,918,007 shares of Common Stock acquired by Crypto through the Stock Sale, distributed on a pro rata basis, such that the stockholders of Crypto received fourteen shares of Common Stock for each share of common stock of Crypto held as of June 6, 2017.

On June 7, 2017, the Issuer entered into a Share Exchange Agreement (the “Exchange Agreement”) with Michael Poutre, in his sole capacity as representative for the stockholders of Crypto, pursuant to which each outstanding share of common stock of Crypto was exchanged for shares of Common Stock (the “Share Exchange”), resulting in the aggregate issuance of 7,026,614 shares of Common Stock, on a pro rata basis, to the stockholders of Crypto in exchange for 100% of the issued and outstanding shares of common stock of Crypto.

The purpose of the Stock Sale, Stock Dividend and Share Exchange (collectively, the “Transaction”) was for Crypto to acquire the Company and to distribute its ownership thereof, pro rata, among the stockholders of Crypto in anticipation of continuing Crypto’s business of advising regarding, investing in, trading and developing proprietary source code for digital assets with diversified exposure to digital asset markets (collectively, the “Crypto Operations”). Immediately following the Transaction, the Company moved its principal office to Malibu, California.

As a result of the Transaction, the Company is now engaged solely in the Crypto Operations. Thus, the Company is changing its name to better suit its change in business and focus.

ACTION 3 – APPROVAL OF THE 2017 EQUITY INCENTIVE PLAN

On July 21, 2017, the Board adopted a resolution declaring it advisable and in the best interests of the Company and its Stockholders to approve and adopt the 2017 Equity Incentive Plan. By written consent, dated as of August 24, 2017, the Majority Stockholders approved and adopted the 2017 Equity Incentive Plan. The following is a summary of the key provisions of the 2017 Equity Incentive Plan. This summary does not purport to be a complete description of all provisions of the 2017 Equity Incentive Plan and is qualified in its entirety by reference to the complete text of the 2017 Equity Incentive Plan, Form of Non-Qualified Stock Option Agreement, Form of Incentive Stock Option Agreement and Form of Restricted Stock Award Agreement, which are attached as Exhibits F, G, H and I, respectively, to this Information Statement.

Administration

The 2017 Equity Incentive Plan will be administered by the Board (the “Administrator”), all of the members of which are non-employee directors under applicable federal securities laws and outside directors as defined under applicable federal tax laws. The Board will have the authority to construe and interpret the 2017 Equity Incentive Plan, grant stock options and restricted stock (each an “Award”, and collectively, “Awards”) and make all other determinations necessary or advisable for the administration thereof. The Board may also delegate the administration of the 2017 Equity Incentive Plan to a committee or delegate the authority to grant and administer Awards to officers of the Company. Awards granted under the 2017 Equity Incentive Plan may be made subject to vesting, performance objectives and other terms in order to qualify as performance based compensation for the purposes of 162(m) of the Code.

Eligibility

Persons eligible to participate include employees, Affiliates, as defined below, directors and consultants to the Company. The term “Affiliate” includes any (i) subsidiary, (ii) parent, (iii) corporation or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates, and (iv) other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Administrator.

Shares Reserved for Issuance under the 2017 Equity Incentive Plan

The Company has reserved 5,000,000 shares of Common Stock for issuance under the 2017 Equity Incentive Plan, representing ten percent of the Company’s authorized shares of Common Stock.

Term, Termination, and Amendments

Unless previously terminated, the 2017 Equity Incentive Plan will terminate ten (10) years after the earlier of (i) the date the 2017 Equity Incentive Plan is adopted by the Board, or (ii) the date the 2017 Equity Incentive Plan is approved by the Stockholders, except that Awards that are granted under the 2017 Equity Incentive Plan prior to its termination will continue to be administered under the terms of the 2017 Equity Incentive Plan until the Awards terminate, expire or are exercised.

The Board may amend or terminate the 2017 Equity Incentive Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under the plan, except as contemplated in the plan; (ii) changes the class of employees eligible to receive Incentive Stock Options; (iii) modifies the restrictions on re-pricings set forth in the plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Common Stock is traded or exchange on which the Common Stock is listed. Any amendment requiring stockholder approval shall be approved by the stockholders of the Company within 12 months of the date such amendment is adopted by the Board.

Types of Awards

The 2017 Equity Incentive Plan authorizes the issuance of stock options and restricted stock awards.

Additional Provisions

Options granted under the 2017 Equity Incentive Plan may not be transferred in any manner other than by will or by the laws of descent and distribution, or as determined by our compensation committee and, during the lifetime of the participant, is exercisable by only the participant to whom an Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Administrator, during the lifetime of the participant to whom a Nonqualified Stock Option is granted, such option may be exercised only by the participant. If the Stock Option Agreement so provides or the Administrator so approves, a Nonqualified Stock Option may be transferred by a participant through a gift or domestic relations order to the participant’s family members to the extent such transfer complies with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations).

Tax Withholding

The Company or an Affiliate has the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a participant any amount that is necessary in order to satisfy any withholding requirement that the Company or Affiliate in good faith believes is imposed upon it in connection with US federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Administrator, the Administrator may permit a participant to (i) have Common Stock otherwise issuable under an option or stock award withheld to the extent necessary to comply with minimum statutory withholding rate requirements; (ii) tender back to the Company shares of Common Stock received pursuant to an option or stock award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income; (iii) deliver to the Company previously acquired Common Stock; (iv) have funds withheld from payments of wages, salary or other cash compensation due the participant; (v) pay the Company or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Company or its Affiliate with respect to the option or stock award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Company’s Principal Financial Officer.

Federal Income Tax Considerations

The following is a summary of the principal federal income tax consequences of certain awards under the 2017 Equity Incentive Plan. It does not describe all federal tax consequences under the 2017 Equity Incentive Plan, nor does it describe state or local tax consequences. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2017 Equity Incentive Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2017 Equity Incentive Plan. The tax consequences of awards may vary depending upon the particular circumstances, and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after the longer of two years from the date of grant and one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will generally not be entitled to any deduction for federal income tax purposes, except in the case of a disqualifying disposition. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

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If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Any gain realized in excess of this amount will generally be considered as capital gain. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above unless, at all times during the period beginning on the option grant date and ending on the day three months before the option was exercised, the optionee remains our employee or an employee of a related corporation (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, gain or loss after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Awards of Restricted Stock or Stock Bonus Awards. No taxable income is recognized by a participant receiving a restricted stock award or a stock bonus award upon the grant of such award, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture, and we are not allowed a tax deduction for the award on such date. However, a participant’s receipt of a restricted stock award or stock bonus award under the 2017 Equity Incentive Plan will incur taxable income based on the fair market value of the our Common Stock when the forfeiture provisions on such participant’s award, or any portion thereof, lapse, and we generally will be allowed a corresponding tax deduction at that time. Such taxable income will generally be recognized as ordinary income to the participant. Any gain upon a later disposition of the stock in excess of this amount will generally be considered capital gain.

A participant receiving a restricted stock award or a stock bonus award may, however, elect under Section 83(b) of the Code to include as ordinary income the fair market value of the award on the date of issuance in the year such participant receives the award. In such case, we generally will be allowed a corresponding federal income tax deduction at that time. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the forfeiture provisions lapse. However, any gain upon a later disposition of the stock will generally be considered as capital gain. If the shares of Common Stock subject to such Section 83(b) election are later forfeited, the participant will not be entitled to any deduction, refund, or loss (other than any amount paid for the stock) for tax purposes.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the participant receiving such award to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, our deduction for certain awards under the 2017 Equity Incentive Plan may be limited to the extent that our Chief Executive Officer or certain of our other most highly compensated officers receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2017 Equity Incentive Plan is structured to allow certain awards to qualify as performance-based compensation.

Code Section 409A. The Plan is intended to be administered in a manner generally consistent with the requirements Section 409A of the Code. If an award is subject to Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties to a participant and to a loss of deduction by us.

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The foregoing tax discussion is intended for the general information of Stockholders and not as tax guidance to participants in the 2017 Equity Incentive Plan. Participants in the 2017 Equity Incentive Plan should consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the 2017 Equity Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying footnotes, sets forth information regarding the beneficial ownership of the Common Stock of the Company as of August 24, 2017, for (i) each person known by the Company to own beneficially more than 5% of the Company’s Common Stock, (ii) each of the Company’s executive officers, (iii) each of the Company’s directors and (iv) all directors and executive officers as a group. Applicable percentage ownership in the following table is based on 18,409,114 shares of our Common Stock issued and outstanding as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. In addition, shares of Common Stock issuable upon exercise of options, warrants and other convertible securities beneficially owned that are exercisable within sixty days, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock Outstanding

Michael Poutre, CEO and Chairman of the Board (2)	6,064,120	32.9%

James Gilbert, President and Director	7,232,309	39.3%

Anthony Strickland, Director	0	0%

Ivan Ivankovich, Chief Financial Officer	0	0%

Ron Levy, Chief Operating Officer (3)	3,031,810	16.5%

All Directors and Executive Officers as a Group	13,296,429	72.2%

Rafael Furst	3,032,309	16.5%

Redwood Fund LP (2) (3)	3,031,810	16.5%

Imperial Strategies, LLC (2)	3,032,310	16.5%

(1) Unless otherwise noted above, the address of the persons and entities listed in the table is c/o The Crypto Company, 23805 Stuart Ranch Road, Suite 235, Malibu, CA 90265.

(2) Redwood Fund LP is the direct beneficial owner of 3,031,810 shares of common stock of the Company. Ladyface Capital, LLC is the General Partner of Redwood Fund LP. Michael Poutre, Chief Executive Officer and Director of the Company, is Chief Executive Officer of Ladyface Capital, LLC. Accordingly, Mr. Poutre may be deemed to have voting and investment power over the shares beneficially owned by Redwood Fund LP. Imperial Strategies, LLC is the direct beneficial owner of 3,032,310 shares of common stock of the Company. MP2 Ventures, LLC is a member of Imperial Strategies, LLC. Michael Poutre, Chief Executive Officer and Director of the Issuer, is the sole member of MP2 Ventures, LLC, and may be deemed to have voting and investment power over the shares beneficially owned by Imperial Strategies, LLC.

(3) Redwood Fund LP is the direct beneficial owner of 3,031,810 shares of common stock of the Company. Ladyface Capital, LLC is the General Partner of Redwood Fund LP. Ron Levy, Chief Operating Officer of the Company, is Chief Operating Officer of Ladyface Capital, LLC. Accordingly, Mr. Levy may be deemed to have voting and investment power over the shares beneficially owned by Redwood Fund LP.

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ACTION 4 – RATIFICATION OF Hall & Company CPAs & Consultants, Inc. AS THE COMPANY’S INDEPENDENT AUDITOR FOR FISCAL YEAR 2017

On August 4, 2017, the Board adopted a resolution appointing Hall & Company, Inc. (“Hall”) as the Company’s independent registered public accounting firm to perform an audit of the consolidated financial statements of the Company and its subsidiary for the fiscal year ending December 31, 2017, in accordance with the standards of the Public Company Accounting Oversight Board, to issue a report thereon and to perform other independent audit work as determined by the Board from time to time. By written consent, dated as of August 24, 2017, the Majority Stockholders ratified the appointment of Hall. During the most recent fiscal year and the interim periods preceding the engagement, the Company has not consulted Hall regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Principal Accounting Fees and Services

During fiscal years 2016 and 2015, we retained the firm of Michael T. Studer CPA P.C. (“Studer”) to provide services in the following categories and amounts:

Fee Category	2016($)	2015($)
Audit Fees	36,307	861
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	36,307	861

Audit fees include the audit of the Company’s annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to accounting-related consulting services.

Tax fees consist of fees for professional services for tax compliance, tax advice and tax planning. This category includes fees primarily related to the preparation and review of federal, state and international tax returns and assistance with tax audits.

All other fees include assurance services not related to the audit or review of our financial statements.

On August 4, 2017, the Company determined not to renew Studer’s engagement as the Company’s independent registered public accounting firm.

Neither the report of Studer for the years ended December 31, 2015 and 2016, nor subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company’s audited financial statements in its Form 10-K for the years ended December 31, 2015 and 2016 contained a going concern qualification. The Company has had no disagreements with Studer, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Studer’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports on our financial statements.

We have provided Studer with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.

There were no disagreements or other “reportable events” as that term is described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K, occurring within the Company’s two most recent fiscal years and the subsequent interim periods through the date of dismissal.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 23805 Stuart Ranch Road, Suite 235, Malibu, CA 90265.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the Corporate Actions and its effect on the Company. Your consent to the Corporate Actions is not required and not being solicited in connection therewith. The Information Statement is intended to provide our Stockholders with information required by the rules and regulations of the Exchange Act.

Exhibits	Description

Exhibit A	Form of Articles/Statement of Conversion (Utah)

Exhibit B	Form of Articles of Conversion (Nevada)

Exhibit C	Form of Plan of Conversion (Nevada)

Exhibit D	Form of Articles of Incorporation (Nevada)

Exhibit E	Bylaws

Exhibit F	2017 Equity Incentive Plan

Exhibit G	Form of Non-Qualified Stock Option Agreement

Exhibit H	Form of Incentive Stock Option Agreement

Exhibit I	Form of Restricted Stock Award Agreement

By Order of the Board of Directors

Date: August 25, 2017	By:	/s/ Michael Poutre
Michael Poutre, Chief Executive Officer and Chairman of the Board

EXHIBIT A

This form cannot be hand written.

State of Utah
Department of Commerce
Division of Corporations & Commercial Code
Articles/Statement of Conversion

Non-Refundable Processing Fee: $37.00

1. The Articles/Statement of Conversion shall state:

Entity Number: 8871694-0142

First: The name and entity type of the company immediately prior to the filing of the conversion:

Name: Croe, Inc.

Entity Type (Corp, LLC, LP, Partnership, DBA, etc.): Corporation

Second: The date and state where the company was first created and, if it has changed, its jurisdiction immediately prior to its conversion;

December 2, 2013 — Date of formation

Utah — State / Jurisdiction

Third: The name and entity type of the company as set forth in its converted entity filing;

Name: The Crypto Company

Entity Type: Corporation

Nevada — State / Jurisdiction

Paracorp Incorporated, 318 N. Carson Street, Suite 208, Carson City, NV 89701
Registered Agent address or mailing address for service of process if not qualified as a foreign entity in Utah

Fourth: The future effective date of the conversion to the new entity if it is not to be effective upon the filing of the conversion;

Effective upon filing

Fifth: Under penalties of perjury, I declare that the Articles/Statement of Conversion have been duly approved by the owners of the entity.

Name: Michael Poutre

Signature: ______________________

Title: Chief Executive Officer

Date: ______________________

2. Additional filing requirements: The non-refundable processing fee of $37.00 payable to the State of Utah, and application for new entity must accompany this form. No additional fee for the new application.

Under GRAMA {63-2-201}, all registration information maintained by the Division is classified as public record. For confidentiality purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated with the entity.

03/16

EXHIBIT B

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

140304

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE NOTE: The charter document for the resulting entity *must* be submitted/filed simultaneously with the articles of conversion.

Articles of Conversion
(Pursuant to NRS 92A.205)

1. Name and jurisdiction of organization of constituent entity and resulting entity:

Croe, Inc.
Name of constituent entity

Utah
Jurisdiction

corporation
Entity type *

and,

The Crypto Company
Name of resulting entity

Nevada
Jurisdiction

corporation
Entity type *

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

☐ **The entire plan of conversion is attached to these articles.**

☒ **The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.**

☐ **The complete executed plan of conversion for the resulting domestic limited *partnership is* on file at the records office required by NRS 88.330.**

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust .

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 1
Revised: 1-5-15

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:

c/o:

5. Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: **Time:**

6. Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Croe, Inc.

Name of *constituent* entity

X

Signature	**Title**	**Date**
	Chief Executive Officer	

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. **This statement must be included within the resulting entity's articles.**

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 2
Revised: 1-5-15

EXHIBIT C

PLAN OF CONVERSION OF

CROE, INC.

FROM A UTAH CORPORATION

INTO

A NEVADA CORPORATION

This Plan of Conversion of Croe, Inc. from a Utah corporation into a Nevada corporation (the “Plan”), is entered into and adopted as of the __ day of September, 2017.

RECITALS:

A. Croe, Inc. (the “Company”) is a corporation duly organized and existing under the laws of the State of Utah, having been formed on December 2, 2013;

B. The authorized capital stock of the Company consists of 50,000,000 shares of common stock, $0.001 par value per share, of which 18,409,114 shares are issued and outstanding as of the date of the Company’s entry into this Plan; and

C. The Stockholders of the Company deem it advisable for the general welfare and advantage of the Company and its stockholders that the Company convert from a Utah corporation into a Nevada corporation pursuant to this Plan and pursuant to the applicable provisions of the laws of the State of Nevada.

PLAN

1. CONVERSION TO NEVADA CORPORATION. The Company shall effect the conversion (the “Conversion”) from a Utah corporation to a Nevada corporation by causing (i) Articles of Conversion (the “Nevada Articles of Conversion”) in such form as required by the provisions of Section 92A.205 of the Nevada Revised Statutes, as amended (the “Nevada Law”) to be properly executed and acknowledged, and filed with the Secretary of State of the State of Nevada as provided in the Nevada Law, and (ii) Articles of Conversion (the “Utah Articles of Conversion”) in such form as required by the provisions of Chapter 10a under Title 16 of the Utah Revised Business Corporation Act (“Utah Law”) to be properly executed and acknowledged, and filed with the Secretary of State of the State of Utah. At the Effective Time of Conversion, the Company shall cease to be a Utah corporation and shall become a Nevada corporation. The “Effective Time of Conversion” shall be that date on which Nevada Articles of Conversion are filed in the office of the Nevada Secretary of State, and after satisfaction of the respective requirements of the applicable laws of said states prerequisite to such filings.

2. NAME OF CONVERTED CORPORATION. Following the conversion, the name of the Company shall be The Crypto Company.

3. THE COMPANY TO REMAIN IN AND CONTINUE EXISTENCE. Following the Conversion, the Company shall continue in existence as a corporation duly formed and in existence pursuant to the laws of the State of Nevada. The Articles of Incorporation of the Company, to be filed with the Nevada Secretary of State are attached hereto as Exhibit A and are incorporated herein by reference (the “Articles of Incorporation”).

4. GOVERNING LAW: ARTICLES OF INCORPORATION. At all times during and after the Conversion, the Company shall be governed by the laws of the State of Nevada, and by the terms of the Articles of Incorporation, which will be filed with the Nevada Secretary of State.

5. BYLAWS. At Effective Time of Conversion, the bylaws of the Company currently in place shall be replaced in all respects by the Bylaws attached hereto as Exhibit B, to comply in all respects with the applicable provisions of the Nevada Revised Statutes.

6. DIRECTORS AND OFFICERS OF SURVIVING CORPORATION. The Board of Directors and the officers of the Company shall remain the same following the conversion, and such directors and officers are as follows:

DIRECTORS:

Michael Poutre

James Gilbert

Anthony Strickland

OFFICERS:

Michael Poutre

Chief Executive Officer, Chairman of the Board

James Gilbert

President

Ivan Ivankovich

Chief Financial Officer

Ron Levy

Chief Operating Officer

7. CONVERSION OF COMMON STOCK. By virtue of the Conversion, and without any action on the part of the stockholders of the Company, each one (1) issued and outstanding share of common stock, $0.001 par value per share, of the Company shall be converted into and represent one (1) issued and outstanding share of common stock, par value $0.001 per share, of the resulting entity. Each stock certificate of the constituent entity evidencing ownership of any such shares shall, as of the Effective Time of Conversion, evidence ownership of such shares of common stock of the resulting entity, and Stockholders will not be required to exchange stock certificates as a result of the Conversion.

8 EFFECT OF CONVERSION. At the Effective Time of Conversion, the Company, as a Nevada corporation, shall succeed to, without other transfer, and shall possess and enjoy all the rights, privileges, immunities, powers, and franchises both of a public and a private nature, and shall own all property, real, personal, and mixed, and shall be obligated for all prior debts of the Company, as a Utah corporation, on whatever account, and all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities, and duties of the Company as a Utah corporation, shall attach to the Company, as a Nevada corporation, and may be enforced against it. No stockholder shall, as a result of this conversion, become personally liable for the liabilities or obligations of the converted entity.

9. ACCOUNTING MATTERS. The assets and liabilities of the Company, as a Utah corporation, as of the Effective Time of Conversion, shall be recorded on the books of the Company, the Nevada corporation, in the amounts at which they were carried at that time on the books of the Company, as a Utah corporation.

10. APPROVAL OF BOARD OF DIRECTORS: FILING ARTICLES OF CONVERSION. The Conversion was approved by the Board of Directors of the Company as provided by Section 16-10a-280 of Utah Law on August [_], 2017, and (a) the Nevada Articles of Conversion shall be signed and delivered to the Nevada Secretary of State pursuant to Nevada Law; and (b) the Utah Articles of Conversion shall be signed and delivered to the Utah Secretary of State pursuant to Utah Law, as required by such jurisdictions.

11. CONSTRUCTION. The captions and sections of this Plan are for convenience of reference only and shall not affect the meaning or construction of any of the terms or provisions of this Plan. Whenever the context so requires, all words used herein in any gender shall include the masculine, feminine, and neuter gender, all singular words shall include the plural, and all plural words shall include the singular.

12. GOVERNING LAW. To the extent not otherwise stated, this Plan shall be governed by and construed in accordance with the laws of the States of Nevada and Utah, as applicable.

13. FURTHER DOCUMENTS. From time to time, as and when necessary, the officers of the Company shall execute and deliver, or cause to be executed and delivered, all such deeds and instruments, and to take, or cause to be taken, such further or other action as they may deem necessary or desirable, in order to vest in and confirm to the Company, as a Nevada corporation, title to, and possession of, any property of the Company acquired prior to the Conversion, and otherwise to carry out the intent and purposes hereof; and the directors of the Company and the proper officers and directors of the Company are fully authorized, in the name of the Company or otherwise, to take any and all such action.

14. SECTION HEADINGS. Section headings are for convenience only and shall not define or limit the provisions of this Plan.

15. EFFECT OF FACSIMILE AND PHOTOCOPIED SIGNATURES. A photocopy of this Plan shall be effective as an original for all purposes.

[Signature page follows.]

IN WITNESS WHEREOF, this Plan of Conversion is hereby executed as of the date first shown above.

Croe, Inc.
A Utah corporation

By:
Michael Poutre
Chief Executive Officer

EXHIBIT D

ARTICLES OF INCORPORATION

OF

THE CRYPTO COMPANY

ARTICLE 1

The name of the corporation is The Crypto Company (hereinafter, the “Corporation”).

ARTICLE 2

The address of the Corporation’s registered office in the State of Nevada is 318 N. Carson Street, Suite 208, Carson City, Nevada 89701. The name of its registered agent at such address is Paracorp Incorporated.

ARTICLE 3

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada Revised Statutes.

ARTICLE 4

Section 1. Authorized Shares. The Corporation has the authority to issue 50,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”).

Section 2. Common Stock. The holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors. In the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of the Common Stock held by each. Each share of Common Stock shall have one vote with respect to all matters submitted to the shareholders for a vote.

Section 3. Pre-emptive Rights. No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase share of any class or series of stock or of other securities of the Corporation shall have any pre-emptive right to purchase or subscribe for any unissued stock of any class or series of the Corporation.

ARTICLE 5

Section 1. Board of Directors. The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors.

Section 2. Number of Directors. The number of directors which shall constitute the Board of Directors shall be determined from time to time by the Bylaws or an amendment thereto.

Section 3. Election and Term of Office. The directors shall be elected by a plurality of the votes of the shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote in the election of directors. Each director shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE 6

The Board of Directors of the Corporation is expressly authorized to adopt, amend, or repeal the Bylaws of the Corporation.

ARTICLE 7

The Corporation reserves the right at any time and from time to time to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law; and all rights, preferences, and privileges of whatsoever nature conferred upon stockholders, directors, or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article 7.

ARTICLE 8

To the fullest extent permitted by Nevada law and subject to the Bylaws of the Corporation, the directors and officers of the Corporation shall not be liable to the Corporation or its stockholders for damages for their conduct or omissions as directors or officers. Any amendment to or repeal of this Article shall not adversely affect any right of a director or officer of the Corporation hereunder with respect to any acts or omissions of the director of officer occurring prior to amendment or repeal.

ARTICLE 9

To the fullest extent permitted by Nevada law, the Corporation shall indemnify and hold harmless the officers and directors of the Corporation. The Board of Directors shall be entitled to determine the terms of indemnification, including advance of expenses, and to give effect thereto through the adoption of Bylaws, approval of agreements, or by any other manner approved by the Board of Directors. Any amendment to or repeal of this Article shall not adversely affect any right of an individual with respect to any right to indemnification arising prior to such amendment or repeal.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned does make and file these Articles of Incorporation, hereby declaring and certifying that the facts stated here are true and correct as of August __, 2017.

The Crypto Company

By:
Michael Poutre
Chief Executive Officer

EXHIBIT E

THE CRYPTO COMPANY

BYLAWS

Article I
Offices

Section 1.01 Offices. The address of the registered office of The Crypto Company (hereinafter called the “Corporation”) in the State of Nevada shall be at 318 N. Carson Street, Suite 208, Carson City, Nevada 89701. The name of its registered agent at such address is Paracorp Incorporated. The Corporation may have other offices, both within and without the State of Nevada, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.

Section 1.02 Books and Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

Article II
Meetings of the Stockholders

Section 2.01 Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Nevada, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

Section 2.02 Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

Section 2.03 Special Meetings. Special meetings of stockholders for any purpose or purposes shall be called pursuant to a resolution approved by the Board of Directors or by any two directors and may not be called by any other person or persons. The only business which may be conducted at a special meeting shall be the matter or matters set forth in the notice of such meeting.

Section 2.04 Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

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Section 2.05 Notice of Meetings. Notice of the place, if any, date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Except as otherwise provided herein or permitted by applicable law, notice to stockholders shall be in writing and delivered personally or mailed to the stockholders at their address appearing on the books of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, notice of meetings may be given to stockholders by means of electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.06 List of Stockholders. The officer of the Corporation who has charge of the stock ledger shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock of the Corporation registered in the name of each stockholder at least ten days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network if the information required to gain access to such list was provided with the notice of the meeting or during ordinary business hours, at the principal place of business of the Corporation for a period of at least ten days before the meeting. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 2.07 Quorum. Unless otherwise required by law, the Corporation’s Articles of Incorporation (the “Articles of Incorporation”) or these by-laws, at each meeting of the stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

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Section 2.08 Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the president, or in his or her absence or inability to act, the person whom the president shall appoint, shall act as chairman of, and preside at, the meeting. The secretary or, in his or her absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (c) rules and procedures for maintaining order at the meeting and the safety of those present; (d) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (f) limitations on the time allotted to questions or comments by participants.

Section 2.09 Voting; Proxies. Unless otherwise required by law or the Articles of Incorporation the election of directors shall be by written ballot and shall be decided by a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election. Unless otherwise required by law, the Articles of Incorporation or these by-laws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot.

Section 2.10 Inspectors at Meetings of Stockholders. The Board of Directors, in advance of any meeting of stockholders, may, and shall if required by law, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting, the existence of a quorum and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board of Directors, the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the State Court in the State of Nevada upon application by a stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.

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Section 2.11 Written Consent of Stockholders Without a Meeting. Any action to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.11, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

Section 2.12 Fixing the Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote therewith at the adjourned meeting.

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(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting: (i) when no prior action by the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery (by hand, or by certified or registered mail, return receipt requested) to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Article III
Board of Directors

Section 3.01 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Articles of Incorporation, these by-laws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

Section 3.02 Number; Term of Office. The Board of Directors shall consist of no less than one (1) member and no more than seven (7) members. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.

Section 3.03 Newly Created Directorships and Vacancies. Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, shall be filled by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified or the earlier of such director’s death, resignation or removal.

Section 3.04 Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later time as is therein specified.

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Section 3.05 Removal. Except as prohibited by applicable law or the Articles of Incorporation, any director may be removed from office (a) at any time, with or without cause, by the affirmative vote of a majority in voting power of the stockholders entitled to vote in an election of directors; or (b) by a majority of the remaining members of the Board of Directors in the event of such director’s (i) intentional act of fraud, embezzlement, theft or any other material violation of law that occurs during or in the course of his or her tenure as director of the Corporation; (ii) intentional damage to the Corporation’s assets; (iii) intentional disclosure of the Corporation’s confidential information contrary to the Corporation’s policies; (iv) breach of his or her obligations under any agreement with the Corporation or applicable law; (v) intentional engagement in any competitive activity which would constitute a breach of his or her duty of loyalty or of his or her obligations under any agreement with the Corporation; (vi) intentional breach of any of the Corporation’s policies; (vii) willful and continued failure to substantially perform his or her duties as director of the Corporation (other than as a result of incapacity due to physical or mental illness); or (viii) willful conduct by him or her that is demonstrably and materially injurious to the Corporation, financially or otherwise (each of (i) – (viii) shall be deemed “Cause”), which Cause shall be determined in the sole and absolute discretion of the remaining members of the Board of Directors.

Section 3.06 Fees and Expenses. Directors shall receive such fees and expenses as the Board of Directors shall from time to time prescribe.

Section 3.07 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors or its chairman.

Section 3.08 Special Meetings. Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the chairman or the president on at least 24 hours’ notice to each director given by one of the means specified in Section 3.11 hereof other than by mail or on at least three days’ notice if given by mail. Special meetings shall be called by the chairman or the president in like manner and on like notice on the written request of any two or more directors.

Section 3.09 Telephone Meetings. Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.09 shall constitute presence in person at such meeting.

Section 3.10 Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

Section 3.11 Notices. Subject to Section 3.08, Section 3.10 and Section 3.12 hereof, whenever notice is required to be given to any director by applicable law, the Articles of Incorporation or these by-laws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director’s address as it appears on the records of the Corporation, facsimile, e-mail or by other means of electronic transmission.

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Section 3.12 Waiver of Notice. Whenever notice to directors is required by applicable law, the Articles of Incorporation or these by-laws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

Section 3.13 Organization. At each meeting of the Board of Directors, the chairman or, in his or her absence, another director selected by the Board of Directors shall preside. The secretary shall act as secretary at each meeting of the Board of Directors. If the secretary is absent from any meeting of the Board of Directors, an assistant secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the secretary and all assistant secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 3.14 Quorum of Directors. The presence of a majority of the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 3.15 Action By Majority Vote. Except as otherwise expressly required by these by-laws, the Articles of Incorporation or by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.16 Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

Section 3.17 Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article III.

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Article IV
Officers

Section 4.01 Positions and Election. The officers of the Corporation shall be elected annually by the Board of Directors and shall include a president, a treasurer and a secretary. The Board of Directors, in its discretion, may also elect a chairman (who must be a director), one or more vice chairmen (who must be directors) and one or more vice presidents, assistant secretaries and other officers. Any two or more offices may be held by the same person.

Section 4.02 Term. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the president or the secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.

Section 4.03 The President. The president shall have general supervision over the business of the Corporation and other duties incident to the office of president, and any other duties as may be from time to time assigned to the president by the Board of Directors and subject to the control of the Board of Directors in each case.

Section 4.04 The Secretary. The secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the president. The secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

Section 4.05 The Treasurer. The treasurer shall have the custody of the corporate funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

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Section 4.06 Duties of Officers May be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the president or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

Article V
Stock Certificates and Their Transfer

Section 5.01 Certificates Representing Shares. The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock of each class shall be signed by, or in the name of, the Corporation by the chairman, any vice chairman, the president or any vice president, and by the secretary, any assistant secretary, the treasurer or any assistant treasurer. Any or all such signatures may be facsimiles. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.

Section 5.02 Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these by-laws. Transfers of stock shall be made on the books of the Corporation only by the holder of record thereof, by such person’s attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. To the extent designated by the president or any vice president or the treasurer of the Corporation, the Corporation may recognize the transfer of fractional uncertificated shares, but shall not otherwise be required to recognize the transfer of fractional shares.

Section 5.03 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

Section 5.04 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate or uncertificated shares.

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Article VI
General Provisions

Section 6.01 Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

Section 6.02 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.03 Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

Section 6.04 Dividends. Subject to applicable law and the Articles of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock, unless otherwise provided by applicable law or the Articles of Incorporation.

Section 6.05 Conflict With Applicable Law or Articles of Incorporation. These by-laws are adopted subject to any applicable law and the Articles of Incorporation. Whenever these by-laws may conflict with any applicable law or the Articles of Incorporation, such conflict shall be resolved in favor of such law or the Articles of Incorporation.

Article VII
Amendments

These by-laws may be amended, altered, changed, adopted and repealed or new by-laws adopted by the Board of Directors. The stockholders may make additional by-laws and may alter and repeal any by-laws whether such by-laws were originally adopted by them or otherwise.

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EXHIBIT F

CROE, Inc.

2017 Equity Incentive Plan

1. Purpose

Croe, Inc.’s 2017 Equity Incentive Plan is intended to promote the best interests of Croe, Inc. and its stockholders by (i) assisting the Company and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Company’s businesses by affording such persons equity participation in the Company and (iii) associating the interests of such persons with those of the Company and its Affiliates and stockholders.

2. Definitions

As used in this Plan the following definitions shall apply:

A. “Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates, and (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

B. “Award” means any Option or Stock Award granted hereunder.

C. “Board” means the Board of Directors of the Company.

D. “Cause” means:

(i)	If an employee or consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(ii)	If no such agreement exists, or if such agreement does not define Cause: (a) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (b) conduct that results in or is reasonably likely to result in harm to the reputation or business of Company or any of its Affiliates; (c) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (d) a material violation of state or federal securities laws.

(iii)	With respect to any Director, a determination by a majority of the Disinterested Directors that a Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the Director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

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The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

E. “Change in Control” means direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company.

F. “Code” means the Internal Revenue Code of 1986, and any amendments thereto.

G. “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan.

H. “Common Stock” means the common stock, $0.001 par value, of the Company.

I. “Company” means Croe, Inc., a Utah corporation.

J. “Consultant” means (i) any person performing consulting or advisory services for the Company or any Affiliate, or (ii) a director of an Affiliate.

K. “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, consultant or director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an employee of the Company to Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

L. “Corporation Law” means the governing corporation law of the state of incorporation of the Company, as such law shall be amended from time to time and such state of incorporation shall be applicable from time to time.

M. “Date of Grant” means the date that the Committee approves an Option grant; provided, that all terms of such grant, including the amount of shares subject to the grant, exercise price and vesting are defined at such time.

N. “Director” means a member of the Board.

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O. “Disability” means, unless the applicable Stock Option Agreement or Stock Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

P. “Eligible Person” means an employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

Q. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

R. “Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

(i)	the closing price of the Common Stock on a registered securities exchange or an over-the-counter market on the applicable date; or

(ii)	such other method of determining fair market value that complies with Code §§422 and 409A and that is adopted by the Committee.

S. “Family Member” means a parent, child, spouse or sibling.

T. “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

U. “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

V. “Option” means any option to purchase shares of Common Stock granted under this Plan.

W. “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

X. “Participant” means an Eligible Person who (i) is selected by the Committee or an authorized officer of the Company to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

Y. “Plan” means this 2017 Equity Incentive Plan of Croe, Inc.

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Z. “Repricing” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option after it has been granted or (ii) canceling an Option at a time when the exercise price exceeds the then-Fair Market Value of the Common Stock in exchange for another Option.

AA. “Restricted Stock Award” means an award of Common Stock under Section 7.

BB. “Securities Act” means the Securities Act of 1933, as amended.

CC. “Stock Award” means a Restricted Stock Award.

DD. “Stock Award Agreement” means a written agreement between the Company and the Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

EE. “Stock Option Agreement” means an agreement (written or electronic) between the Company and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

FF. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

GG. “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3. Implementation, Interpretation and Administration

A. Delegation to Board Committee. The Board shall have the sole authority to implement, interpret, and/or administer this Plan unless the Board delegates all or any portion of its authority to implement, interpret, and/or administer this Plan to a Committee. To the extent not prohibited by the Articles of Incorporation or Bylaws of the Company, the Board may delegate all or a portion of its authority to implement, interpret, and/or administer this Plan to a Committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. Such Committee shall consist solely of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Company’s shares are traded or the exchange on which the Company’s shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief), “outside directors” within the meaning of Section 162(m) of the Code.

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B. Delegation to Officers. The Committee may delegate to one or more officers of the Company the authority to grant and administer Awards to Eligible Persons who are not Directors or executive officers of the Company; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant and administer Awards shall have all powers delegated to the Committee with respect to such Awards.

C. Powers of the Committee. Subject to the provisions of this Plan, and in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i)	To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements or any other agreement under this Plan.

(ii)	To determine the Fair Market Value of Common Stock in the absence of an established market for the Common Stock.

(iii)	To select the Eligible Persons to whom Awards are granted from time to time hereunder.

(iv)	To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or a Stock Award may be exercised or Common Stock issued thereunder, the vesting schedule of an Option, the right of the Company to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v)	To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.

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(vi)	To determine whether and under what circumstances an Option or Stock Award may be settled in cash, shares of Common Stock or other property under Section 6.H instead of in Common Stock.

(vii)	To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement or Stock Award Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options, as set forth in this Plan, may not be waived.

(viii)	To prescribe the form of Stock Option Agreements or Stock Award Agreements, or any other agreements under this Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. Except for the due execution of the award agreement by both the Company and the Participant, the Award’s effectiveness will not be dependent on any signature unless specifically so provided in the applicable agreement.

The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the implementation, interpretation, and administration of this Plan shall be final, conclusive and binding on all persons having an interest in this Plan.

4. Eligibility

A. Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Company or a Parent or Subsidiary.

B. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Company’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the service provided by such person, unless the Company determines that an offer or sale of the Company’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale. Accordingly, an Award may not be granted pursuant to this Plan for the purpose of the Company obtaining financing or for investor relations purposes.

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C. Substitution Awards. The Committee may make Awards under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan

A. Share Reserve and Limitations on Grants. The maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options (without regard to whether payment on exercise of the Stock Option is made in cash or shares of Common Stock) and (ii) issued pursuant to Stock Awards, shall be 5,000,000 shares in the aggregate. The number of shares of Common Stock subject to the Plan shall be subject to adjustment as provided in Section 9. Notwithstanding any provision hereto to the contrary, shares subject to the Plan shall include shares forfeited in a prior year as provided herein. For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Company to satisfy applicable tax withholding obligations pursuant to Section 10 of this Plan shall be deemed issued under this Plan. No single participant may receive more than 25% of the total Options awarded in any single year.

B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan, except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Company or repurchased by the Company at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

C. Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Company.

6. Options

A. Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the exercise price of such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

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B. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i)	The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii)	The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

C. Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

D. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Company or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of the Participant, shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent such transfer complies with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant, unless such obligation is to the Company itself or to an Affiliate.

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F. Vesting. Options will vest as provided in the Stock Option Agreement.

G. Termination.

(i)	Termination of Continuous Service. Unless otherwise provided in a Stock Option Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event a Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Participant’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Stock Option Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Participant does not exercise his or her Option within the time specified in the Stock Option Agreement, the Option shall terminate.

(ii)	Disability of Participant. Unless otherwise provided in a Stock Option Agreement, in the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Stock Option Agreement. If, after termination, the Participant does not exercise his or her Option within the time specified herein or in the Stock Option Agreement, the Option shall terminate.

(iii)	Death of a Participant. Unless otherwise provided in a Stock Option Agreement, in the event an Participant’s Continuous Service terminates as a result of the Participant’s death, then the Option may be exercised (to the extent the Participant was entitled to exercise such Option as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Stock Option Agreement. If, after the Participant’s death, the Option is not exercised within the time specified herein or in the Stock Option Agreement, the Option shall terminate.

H. Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock. The Participant may face certain restrictions on his/her ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Company will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.

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I. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Company. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Company (or delivery to the Company of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Company, or (ii) any other method acceptable to the Committee. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

J. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Company.

K. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Company or in his/her absence, the Chief Executive Officer. The Company may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Options issued under this Plan be endorsed with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO ___, 20___, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE COMPANY TO THE EFFECT THAT THE COMPANY IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

L. No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Company.

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7. Stock Awards

A. Restricted Stock Awards. Restricted Stock Awards may be granted by the Committee. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of performance objectives established by the Committee.

B. Termination of Restricted Stock Awards. Unless the Committee shall otherwise determine at the date of grant and/or sets forth in the Stock Award Agreement:

(i)	In the event a Participant experiences a termination of service by reason of death or Disability, the Restricted Period (as defined in the Stock Award Agreement) will lapse as to the entire portion of the shares of Restricted Stock transferred or issued to such Participant under the Plan.

(ii)	In the event a Participant experiences a termination of service for Cause, any Restricted Stock granted to such Grantee shall be forfeited at the time of such termination, and the Committee may require that such Participant disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of Restricted Stock for a period of up to twelve (12) months prior to the Participant’s termination of service for Cause.

(iii)	In the event a Participant experiences a termination of service for any reason other than for Cause during the applicable vesting period, any Restricted Stock granted to such Participant that is subject to a Restricted Period as of the date of termination of service shall be forfeited at the time of such termination.

8. Changes in Capital Structure

A. No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B. Changes in Capitalization. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number of and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Company shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

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C. Merger, Consolidation or Asset Sale. If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company, or undergoes a Change in Control while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

D. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

9. Withholding of Taxes

The Company or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Company or Affiliate in good faith believes is imposed upon it in connection with U.S federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements; (ii) tender back to the Company shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income; (iii) deliver to the Company previously acquired Common Stock; (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant; (v) pay the Company or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Company or its Affiliate with respect to the Option or Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Company’s Chief Financial Officer.

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10. Compliance with Law and Approval of Regulatory Bodies

A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges or quotation systems on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under this Plan shall be restricted shares. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B. Participant Requirements. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer or sale of such shares, obtain a prior favorable written opinion of counsel, inform and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.

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11. General Provisions

A. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Company or an Affiliate, (ii) in any way affect any right and power of the Company or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

B. Use of Proceeds. The proceeds received by the Company from any sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

C. Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any Participant with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

D. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E. Choice of Law. This Plan and all Stock Option Agreements, Stock Award Agreements (or any other agreement entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

F. Fractional Shares. The Company shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fractional shares in cash.

G. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Company or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

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12. Amendment and Termination

The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated herein; (ii) changes the class of employees eligible to receive Incentive Stock Options; (iii) modifies the restrictions on re-pricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Company shares are traded or exchange on which the Company shares are listed. Except as specifically permitted by this Plan, any Stock Option Agreement or any Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Company within twelve (12) months of the date such amendment is adopted by the Board.

13. Effective Date of Plan; Duration of Plan

A. This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Company. Unless and until the Plan has been approved by the stockholders of the Company, no Option or Stock Award may be exercised, no shares of Common Stock may be issued under this Plan. In the event that the stockholders of the Company shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Options or Stock Awards shall terminate.

B. Unless previously terminated, this Plan will terminate ten (10) years after the earlier of (i) the date this Plan is adopted by the Board, or (ii) the date this Plan is approved by the stockholders, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate, expire or are exercised.

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EXHIBIT G

Non-Qualified Stock Option Agreement

This Non-Qualified Stock Option Agreement (this “Agreement”) is made and entered into as of ___________, 20___, by and between Croe, Inc., a Utah corporation (the “Company”) and ______________________________ (the “Participant”).

Grant Date: _____________________________________

Exercise Price per Share: __________________________

Number of Option Shares: _________________________

Expiration Date: _________________________________

1.	Grant of Option.

1.1 Grant; Type of Option. The Company hereby grants to the Participant an option (the “Option”) to purchase the total number of shares of Common Stock of the Company equal to the number of Option Shares set forth above, at the Exercise Price set forth above. The Option is being granted pursuant to the terms of the Company’s 2017 Equity Incentive Plan (the “Plan”). The Option is intended to be a Non-qualified Stock Option and not an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code.

1.2 Consideration; Subject to Plan. The grant of the Option is made in consideration of the services to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan. Capitalized terms used but not defined herein will have the meaning ascribed to them in the Plan.

2.	Exercise Period; Vesting.

2.1 Vesting Schedule. The Option will become vested and exercisable with respect to ______ shares on __________________ until the Option is 100% vested. The unvested portion of the Option will not be exercisable on or after the Participant’s termination of Continuous Service.

2.2 Expiration. The Option will expire on the Expiration Date set forth above, or earlier as provided in this Agreement or the Plan.

3.	Termination of Continuous Service.

3.1 Termination for Reasons Other Than Cause, Death, Disability. If the Participant’s Continuous Service is terminated for any reason other than Cause, death or Disability, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of (a) the date three months following the termination of the Participant’s Continuous Service or (b) the Expiration Date.

3.2 Termination for Cause. If the Participant’s Continuous Service is terminated for Cause, the Option (whether vested or unvested) shall immediately terminate and cease to be exercisable.

3.3 Termination due to Disability. If the Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of (a) the date 12 months following the Participant’s termination of Continuous Service or (b) the Expiration Date.

3.4 Termination due to Death. If the Participant’s Continuous Service terminates as a result of the Participant’s death, or the Participant dies within a period following termination of the Participant’s Continuous Service during which the vested portion of the Option remains exercisable, the vested portion of the Option may be exercised by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by the person designated to exercise the Option upon the Participant’s death, but only within the time period ending on the earlier of (a) the date 12 months following the Participant’s death or (b) the Expiration Date.

4.	Manner of Exercise.

4.1 Election to Exercise. To exercise the Option, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company a notice of intent to exercise in the manner designated by the Committee.

4.2 Payment of Exercise Price. The entire Exercise Price of the Option shall be payable in full at the time of exercise in the manner designated by the Committee, which may include, to the extent permitted by applicable statutes and regulations, either:

(a)	in cash or by certified or bank check at the time the Option is exercised;

(b)	by reduction in the number of shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Exercise Price at the time of exercise;

(c)	by any combination of the foregoing methods; or

(d)	in any other form of legal consideration that may be acceptable to the Committee.

4.3 Withholding. Prior to the issuance of shares upon the exercise of the Option, the Participant must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations of the Company. The Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of the Option by any of the following means:

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(a)	tendering a cash payment;

(b)	authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Option; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or

(c)	delivering to the Company previously owned and unencumbered shares of Common Stock.

The Company has the right to withhold from any compensation paid to a Participant.

4.4 Issuance of Shares. Provided that the exercise notice and payment are in form and substance satisfactory to the Company, the Company shall issue the shares of Common Stock registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative, and shall deliver certificates representing the shares with the appropriate legends affixed thereto.

5. No Right to Continued Employment; No Rights as Stockholder. Neither the Plan nor this Agreement shall confer upon the Participant any right to be retained in any position, as an employee, consultant or director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s Continuous Service at any time, with or without Cause. The Participant shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the Option prior to the date of exercise of the Option.

6. Transferability. The Option is not transferable by the Participant other than to a designated beneficiary upon the Participant’s death or by will or the laws of descent and distribution, and is exercisable during the Participant’s lifetime only by him or her. No assignment or transfer of the Option, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary upon death by will or the laws of descent or distribution) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option will terminate and become of no further effect.

7.	Change in Control.

7.1 Acceleration of Vesting. Unless otherwise determined by the Committee at the time of a Change in Control, a Change in Control shall have no effect on the Option.

7.2 Cash-out. In the event of a Change in Control, the Committee may, in its discretion and upon at least ten (10) days’ advance notice to the Participant, cancel the Option and pay to the Participant the value of the Option based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. Notwithstanding the foregoing, if at the time of a Change in Control the Exercise Price of the Option equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option without the payment of consideration therefor.

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8. Adjustments. The shares of Common Stock subject to the Option may be adjusted or terminated in any manner as contemplated by Section 5 of the Plan.

9. Tax Liability and Withholding. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or exercise of the Option or the subsequent sale of any shares acquired on exercise; and (b) does not commit to structure the Option to reduce or eliminate the Participant’s liability for Tax-Related Items.

10. Compliance with Law. The exercise of the Option and the issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. No shares of Common Stock shall be issued pursuant to this Option unless and until any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Participant understands that the Company is under no obligation to register the shares of Common Stock with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

11. Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

12. Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the state of incorporation of the Company (as applicable from time to time), without regard to conflict of law principles.

13. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company.

14. Options Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s stockholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

15. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom the Option may be transferred by will or the laws of descent or distribution.

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16. Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

17. Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Option in this Agreement does not create any contractual right or other right to receive any Options or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company.

18. Amendment. The Committee has the right to amend, alter, suspend, discontinue or cancel the Option, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Participant’s material rights under this Agreement without the Participant’s consent.

19. No Impact on Other Benefits. The value of the Participant’s Option is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

20. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

21. Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all of the terms and conditions of the Plan and this Agreement. The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the underlying shares and that the Participant should consult a tax advisor prior to such exercise or disposition.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CROE, INC., a Utah corporation

By:
Name:
Title:

PARTICIPANT

By:
Name:

EXHIBIT H

INCENTIVE STOCK OPTION AGREEMENT

This Incentive Stock Option Agreement (this “Agreement”) is made and entered into as of ______________, 20___ by and between Croe, Inc., a Utah corporation (the “Company”) and _________________________ (the “Participant”).

Grant Date: _____________________________________

Exercise Price per Share: __________________________

Number of Option Shares: _________________________

Expiration Date: _________________________________

1.	Grant of Option.

1.1 Grant; Type of Option. The Company hereby grants to the Participant an option (the “Option”) to purchase the total number of shares of Common Stock of the Company equal to the number of Option Shares set forth above, at the Exercise Price set forth above. The Option is being granted pursuant to the terms of the Company’s 2017 Equity Incentive Plan (the “Plan”). The Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, although the Company makes no representation or guarantee that the Option will qualify as an Incentive Stock Option. To the extent that the aggregate Fair Market Value (determined on the Grant Date) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

1.2 Consideration; Subject to Plan. The grant of the Option is made in consideration of the services to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan. Capitalized terms used but not defined herein will have the meaning ascribed to them in the Plan.

2.	Exercise Period; Vesting.

2.1 Vesting Schedule. The Option will become vested and exercisable with respect to ____________ shares on __________________ until the Option is 100% vested. The unvested portion of the Option will not be exercisable on or after the Participant’s termination of Continuous Service.

2.2 Expiration. The Option will expire on the Expiration Date set forth above, or earlier as provided in this Agreement or the Plan.

3.	Termination of Continuous Service.

3.1 Termination for Reasons Other Than Cause, Death, Disability. If the Participant’s Continuous Service is terminated for any reason other than Cause, death or Disability, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of: (a) the date three months following the termination of the Participant’s Continuous Service or (b) the Expiration Date.

3.2 Termination for Cause. If the Participant’s Continuous Service is terminated for Cause, the Option (whether vested or unvested) shall immediately terminate and cease to be exercisable.

3.3 Termination due to Disability. If the Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of: (a) the date 12 months following the Participant’s termination of Continuous Service or (b) the Expiration Date.

3.4 Termination due to Death. If the Participant’s Continuous Service terminates as a result of the Participant’s death, the vested portion of the Option may be exercised by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by the person designated to exercise the Option upon the Participant’s death, but only within the time period ending on the earlier of: (a) the date 12 months following the Participant’s termination of Continuous Service or (b) the Expiration Date.

4.	Manner of Exercise.

4.1 Election to Exercise. To exercise the Option, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company a notice of intent to exercise in the manner designated by the Committee.

4.2 Payment of Exercise Price. The entire Exercise Price of the Option shall be payable in full at the time of exercise in the manner designated by the Committee, which may include, to the extent permitted by applicable statutes and regulations, either:

(a)	in cash or by certified or bank check at the time the Option is exercised;

(b)	by reduction in the number of shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Exercise Price at the time of exercise;

(c)	by any combination of the foregoing methods; or

(d)	in any other form of legal consideration that may be acceptable to the Committee.

4.3 Withholding. If the Company, in its discretion, determines that it is obligated to withhold any tax in connection with the exercise of the Option, the Participant must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations of the Company. The Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of the Option by any of the following means:

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(a)	tendering a cash payment;

(b)	authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Option; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or

(c)	delivering to the Company previously owned and unencumbered shares of Common Stock.

The Company has the right to withhold from any compensation paid to a Participant.

4.4 Issuance of Shares. Provided that the exercise notice and payment are in form and substance satisfactory to the Company, the Company shall issue the shares of Common Stock registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative which shall be evidenced by stock certificates representing the shares with the appropriate legends affixed thereto, appropriate entry on the books of the Company or of a duly authorized transfer agent, or other appropriate means as determined by the Company.

5. No Right to Continued Employment; No Rights as Stockholder. Neither the Plan nor this Agreement shall confer upon the Participant any right to be retained in any position, as an employee, consultant or director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s Continuous Service at any time, with or without Cause. The Participant shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the Option unless and until certificates representing the shares have been issued by the Company to the holder of such shares, or the shares have otherwise been recorded on the books of the Company or of a duly authorized transfer agent as owned by such holder.

6. Transferability. The Option is not transferable by the Participant other than to a designated beneficiary upon the Participant’s death or by will or the laws of descent and distribution, and is exercisable during the Participant’s lifetime only by him or her. No assignment or transfer of the Option, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary, upon death, by will or the laws of descent or distribution) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option will terminate and become of no further effect.

7.	Change in Control.

7.1 Acceleration of Vesting. Unless otherwise determined by the Committee at the time of a Change in Control, a Change in Control shall have no effect on the Option.

7.2 Cash-out. In the event of a Change in Control, the Committee may, in its discretion and upon at least ten (10) days’ advance notice to the Participant, cancel the Option and pay to the Participant the value of the Option based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. Notwithstanding the foregoing, if at the time of a Change in Control the Exercise Price of the Option equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option without the payment of consideration therefor.

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8. Adjustments. The shares of Common Stock subject to the Option may be adjusted or terminated in any manner as contemplated by Section 5 of the Plan.

9. Tax Liability and Withholding. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or exercise of the Option or the subsequent sale of any shares acquired on exercise; and (b) does not commit to structure the Option to reduce or eliminate the Participant’s liability for Tax-Related Items.

10. Qualification as an Incentive Stock Option. It is understood that this Option is intended to qualify as an incentive stock option as defined in Section 422 of the Code to the extent permitted under Applicable Law. Accordingly, the Participant understands that in order to obtain the benefits of an incentive stock option, no sale or other disposition may be made of shares for which incentive stock option treatment is desired within one (1) year following the date of exercise of the Option or within two (2) years from the Grant Date. The Participant understands and agrees that the Company shall not be liable or responsible for any additional tax liability the Participant incurs in the event that the Internal Revenue Service for any reason determines that this Option does not qualify as an incentive stock option within the meaning of the Code.

11. Disqualifying Disposition. If the Participant disposes of the shares of Common Stock prior to the expiration of either two (2) years from the Grant Date or one (1) year from the date the shares are transferred to the Participant pursuant to the exercise of the Option (a “Disqualifying Disposition”), the Participant shall notify the Company in writing within thirty (30) days after such disposition of the date and terms of such disposition. The Participant also agrees to provide the Company with any information concerning any such dispositions as the Company requires for tax purposes.

12. Compliance with Law. The exercise of the Option and the issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. No shares of Common Stock shall be issued pursuant to this Option unless and until any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Participant understands that the Company is under no obligation to register the shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

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13. Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

14. Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the state of incorporation of the Company (as applicable from time to time), without regard to conflict of law principles.

15. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company.

16. Options Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s stockholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

17. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom this Agreement may be transferred by will or the laws of descent or distribution.

18. Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

19. Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Option in this Agreement does not create any contractual right or other right to receive any Options or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company.

20. Amendment. The Committee has the right to amend, alter, suspend, discontinue or cancel the Option, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Participant’s material rights under this Agreement without the Participant’s consent.

21. No Impact on Other Benefits. The value of the Participant’s Option is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

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22. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

23. Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all of the terms and conditions of the Plan and this Agreement. The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the underlying shares and that the Participant should consult a tax advisor prior to such exercise or disposition.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CROE, INC., a Utah corporation

By
Name:
Title:

PARTICIPANT

By
Name:

EXHIBIT I

Stock Award Agreement

This Restricted Stock Award Agreement (this “Agreement”) is made and entered into as of _____________ (the “Grant Date”) by and between Croe, Inc., a Utah corporation (the “Company”) and ________________ (the “Grantee”).

WHEREAS, the Company has adopted the 2017 Equity Incentive Plan (the “Plan”) pursuant to which awards of Restricted Stock may be granted; and

WHEREAS, the Committee has determined that it is in the best interests of the Company and its stockholders to grant the award of Restricted Stock provided for herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1. Grant of Restricted Stock. Pursuant to Section 7 of the Plan, the Company hereby issues to the Grantee on the Grant Date a Restricted Stock Award consisting of, in the aggregate, ______________ shares of Common Stock of the Company (the “Restricted Stock”), on the terms and conditions and subject to the restrictions set forth in this Agreement and the Plan. Capitalized terms that are used but not defined herein have the meaning ascribed to them in the Plan.

2. Consideration. The grant of the Restricted Stock is made in consideration of the services to be rendered by the Grantee to the Company.

3. Restricted Period; Vesting.

3.1 Except as otherwise provided herein, provided that the Grantee remains in Continuous Service through the applicable vesting date, the Restricted Stock will vest in accordance with the following schedule:

Vesting Date	Shares of Common Stock
__ / __ / ____	______________________
__ / __ / ____	______________________

The period over which the Restricted Stock vests is referred to as the “Restricted Period”.

3.2 The foregoing vesting schedule notwithstanding, if the Grantee’s Continuous Service terminates for any reason at any time before all of his or her Restricted Stock has vested, the Grantee’s unvested Restricted Stock shall be automatically forfeited upon such termination of Continuous Service and neither the Company nor any Affiliate shall have any further obligations to the Grantee under this Agreement.

3.3 Unless otherwise determined by the Committee at the time of a Change in Control, a Change in Control shall have no effect on the Restricted Stock.

4. Restrictions. Subject to any exceptions set forth in this Agreement or the Plan, during the Restricted Period, the Restricted Stock or the rights relating thereto may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Grantee. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Restricted Stock or the rights relating thereto during the Restricted Period shall be wholly ineffective and, if any such attempt is made, the Restricted Stock will be forfeited by the Grantee and all of the Grantee’s rights to such shares shall immediately terminate without any payment or consideration by the Company.

5. Rights as Stockholder; Dividends.

5.1 The Grantee shall be the record owner of the Restricted Stock until the shares of Common Stock are sold or otherwise disposed of, and shall be entitled to all of the rights of a stockholder of the Company including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares. Notwithstanding the foregoing, any dividends or other distributions shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

5.2 The Company may issue stock certificates or evidence the Grantee’s interest by using a restricted book entry account with the Company’s transfer agent. Physical possession or custody of any stock certificates that are issued shall be retained by the Company until such time as the Restricted Stock vests.

5.3 If the Grantee forfeits any rights he or she has under this Agreement in accordance with Section 3, the Grantee shall, on the date of such forfeiture, no longer have any rights as a stockholder with respect to the Restricted Stock and shall no longer be entitled to vote or receive dividends on such shares.

6. No Right to Continued Service. Neither the Plan nor this Agreement shall confer upon the Grantee any right to be retained in any position, as an employee, consultant or director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Grantee’s Continuous Service at any time, with or without Cause.

7. Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required, the shares of Common Stock shall be adjusted or terminated in any manner as contemplated by Section 7 of the Plan.

8. Tax Liability and Withholding.

8.1 The Grantee shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation paid to the Grantee pursuant to the Plan, the amount of any required withholding taxes in respect of the Restricted Stock and to take all such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding taxes. The Committee may permit the Grantee to satisfy any federal, state or local tax withholding obligation by any of the following means, or by a combination of such means:

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(a)	tendering a cash payment;

(b)	authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable or deliverable to the Grantee as a result of the vesting of the Restricted Stock; provided, however, that no shares of Common Stock shall be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or

(c)	delivering to the Company previously owned and unencumbered shares of Common Stock.

8.2 Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant or vesting of the Restricted Stock or the subsequent sale of any shares; and (b) does not commit to structure the Restricted Stock to reduce or eliminate the Grantee’s liability for Tax-Related Items.

9. Section 83(b) Election. The Grantee may make an election under Code Section 83(b) (a “Section 83(b) Election”) with respect to the Restricted Stock. Any such election must be made within thirty (30) days after the Grant Date. If the Grantee elects to make a Section 83(b) Election, the Grantee shall provide the Company with a copy of an executed version and satisfactory evidence of the filing of the executed Section 83(b) Election with the US Internal Revenue Service. The Grantee agrees to assume full responsibility for ensuring that the Section 83(b) Election is actually and timely filed with the US Internal Revenue Service and for all tax consequences resulting from the Section 83(b) Election.

10. Compliance with Law. The issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and the Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. No shares of Common Stock shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Grantee understands that the Company is under no obligation to register the shares of Common Stock with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

11. Legends. A legend may be placed on any certificate(s) or other document(s) delivered to the Grantee indicating restrictions on transferability of the shares of Restricted Stock pursuant to this Agreement or any other restrictions that the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any applicable federal or state securities laws or any stock exchange on which the shares of Common Stock are then listed or quoted.

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12. Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Grantee under this Agreement shall be in writing and addressed to the Grantee at the Grantee’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

13. Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the state of incorporation of the Company, as applicable from time to time, without regard to conflict of law principles.

14. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Grantee or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Grantee and the Company.

15. Restricted Stock Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s stockholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

16. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Grantee and the Grantee’s beneficiaries, executors, administrators and the person(s) to whom the Restricted Stock may be transferred by will or the laws of descent or distribution.

17. Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

18. Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Restricted Stock in this Agreement does not create any contractual right or other right to receive any Restricted Stock or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Grantee’s employment with the Company.

19. Amendment. The Committee has the right to amend, alter, suspend, discontinue or cancel the Restricted Stock, prospectively or retroactively; provided that no such amendment shall adversely affect the Grantee’s material rights under this Agreement without the Grantee’s consent.

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20. No Impact on Other Benefits. The value of the Grantee’s Restricted Stock is not part of his normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

21. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

22. Acceptance. The Grantee hereby acknowledges receipt of a copy of the Plan and this Agreement. The Grantee has read and understands the terms and provisions thereof, and accepts the Restricted Stock subject to all of the terms and conditions of the Plan and this Agreement. The Grantee acknowledges that there may be adverse tax consequences upon the grant or vesting of the Restricted Stock or disposition of the underlying shares and that the Grantee has been advised to consult a tax advisor prior to such grant, vesting or disposition.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CROE, INC., a Utah corporation

By:
Name:
Title:

GRANTEE

By:
Name:

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